SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

Date of Report (Date of earliest event reported): February 22, 2021

RC-1, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-210960	26-1449268
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 Sunrise Center Drive

Thomasville, NC 27360

(Address of Principal Executive Offices) (Zip Code)

800.348.2870

Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Securities registered pursuant to Section 12(g) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b 2 of this chapter). Emerging growth company ☐

If any emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Share Exchange Agreement and Subscriptions

Effective February 1, 2021 (the “Closing Date”), RC-1, Inc. (“RC-1”) entered into that certain Share Exchange Agreement (the “Share Exchange Agreement”) by and among RC-1, The Home Integrator Holdings, LLC, a Delaware limited liability company (“HI Solutions”), and the members of HI Solutions (the “HI Members”). Pursuant to the Share Exchange Agreement, RC-1 agreed to exchange the outstanding membership interests of HI Solutions held by the HI Members for shares of common stock of RC-1 (the “Common Stock”). At the Closing Date, RC-1, on a fully-diluted basis, issued or reserved for issuance upon the exercise of stock options, 90,000,000 shares of Common Stock to the HI Members, representing 90% of the issued and outstanding shares of Common Stock, calculated on a fully-diluted basis, following such issuance.

As a result of the Share Exchange Agreement and the other transactions contemplated thereunder, HI Solutions is now a wholly owned subsidiary of RC-1. All references to the “Company” in this Report refers to RC-1 on a consolidated basis after giving effect to the closing under the Share Exchange Agreement.

The above description of the Share Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the Share Exchange Agreement, which is attached here to as Exhibit 2.1 to this Current Report on Form 8-K.

At the Closing Date, the then sole officer and director of RC-1, Kevin O’Connell, resigned from all executive officer positions with the Company, including Chief Executive Officer and President, and as a member of the Board, and John E. Parker was appointed as Chief Executive Officer, President, Secretary and Director; Michael T. Moe was appointed as Executive Chairman of the Board; and Anita Rehman was elected as a Director.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

As described in Item 1.01 above, effective February 22, 2021, RC-1 consummated the transactions contemplated by the Share Exchange Agreement which resulted in HI Solutions becoming a wholly-owned subsidiary of RC-1.

HI Solutions was formed in January 2020 with the objective of entering the home integration, automation, and technology market, helping people optimize their lives at home (the “Target Business Sector”). In particular, HI Solutions seeks to enable smarter homes and a smarter work-from-home workforce by connecting and integrating technology to achieve greater reliability, speed, security, and harmony. The Company intends to implement this strategy by executing a program to acquire independently owned businesses across the United States that operate in the Target Business Sector (the “Rollup Program”), and then seek to achieve organic growth and introduce new services and technologies across its expanding geographic footprint.

Effective November 30, 2020, HI Solutions completed the acquisition of The Home Integrator of the Delaware Valley, LLC (“HI Delaware Valley”) through an Unit Exchange Agreement dated as of November 30, 2020 by and among HI Solutions and the equity members of HI Delaware Valley (the “Unit Exchange Agreement”). HI Delaware Valley was formed in January 2020 for the express purpose of entering the Target Business Sector before embarking on the planned Rollup Program. HI Delaware Valley commenced its business in June 2020 within the Target Business Sector and is the first acquisition completed in the Rollup Program. The above description of the Unit Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the Unit Exchange Agreement, which is attached here to as Exhibit 2.2 to this Current Report on Form 8-K.

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The Company management team consists of:

Michael T. Moe, Executive Chairman of the Board

John E. Parker, President and CEO

Michael J. Newell, Executive Vice President of Strategy and Business Development

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Pursuant to the terms of the Share Exchange Agreement, the Company shall issue up to 90,000,000 shares of Common Stock in exchange for 100% of the membership interests of HI.

These securities were not registered under the Securities Act of 1933, as amended (the “Securities Act”), but qualified for exemption under Section 4(2) of the Securities Act. The securities were exempt from registration under Section 4(2) of the Securities Act because the issuance of such securities by the Company did not involve a “public offering,” as defined in Section 4(2) of the Securities Act, due to the insubstantial number of persons involved in the transaction, size of the offering, manner of the offering and number of securities offered. The Company did not undertake an offering in which it sold a high number of securities to a high number of investors. In addition, these shareholders had the necessary investment intent as required by Section 4(2) of the Securities Act since they agreed to, and received, share certificates bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act.

Item 3.03 Material Modification of Rights of Security Holders

On February 16, 2021 RC-1 created a new series of its Preferred Stock, par value $0.0001 per share, designated as “Series A Preferred Stock”. The Series A Preferred Stock is only issuable upon the failure of the Company to issue additional shares of Common Stock (“Make Good Shares”) to the prior stockholders of RC-1 (the “Prior Stockholders”) in the event that the Company breaches certain conditions set forth in Section 7.12 of the Share Exchange Agreement. The triggering conditions in the Share Exchange Agreement are (i) any balance sheet contained in any of the Company’s Quarterly Reports on Form 10-Q (a “10-Q”) shall have less than $25,000 in cash or cash equivalents or (ii) the Company shall fail to timely file any 10-Q which is not subsequently filed within thirty (30) days of the applicable required filing date. The number of newly Make Good Shares to be issued is equal to 1.0% of the total issued and outstanding shares of Common Stock of the Company as of the applicable quarterly period covered by the 10-Q. The foregoing covenant to issue Make Good Shares automatically terminates on the date of the end of the fiscal quarter in which the Company first generates total revenues for such fiscal quarter of at least two and one half million dollars ($2,500,000). Should the Company not timely issue Make Good Shares, the Company is required to issue shares of the Series A Preferred Stock to the Prior Stockholders.

The Series A Preferred Stock shall have no right to vote at any meeting of the shareholders of Common Stock, except, if for any reason that the Corporation shall become a non-reporting company under the Securities Act of 1933, as amended, (the “Milestone Event”), then the shares of outstanding Series A Preferred Stock shall have the right to take action at any meeting of shareholders of Common Stock, by written consent or vote based on the number of votes equal to twice the number of votes of all outstanding shares of Common Stock, such that the holders of outstanding shares of Series A Preferred Stock shall then always constitute sixty-six and two thirds (66 2/3rds) of the voting rights of the Corporation. The 66 2/3rds voting rights may be exercised by vote or written consent based on the will of a majority of the holders of Series A Preferred Stock. If there is a Milestone Event the holders of shares of Common Stock and Series A Preferred Stock shall vote together and not as separate classes.

The above description of the Series A Designations does not purport to be complete and is qualified in its entirety by reference to the actual Series A Designations, which is attached here to as Exhibit 3.1 to this Current Report on Form 8-K.

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Item 5.01 Changes in Control of Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

As more fully described in Item 1.01 above, the Company issued 85,789,474 shares of Common Stock, and reserved for issuance 4,210,526 shares of Common Stock upon the exercise of stock options, to the HI Members in exchange for 100% of the membership interests of HI Solutions. The issuance of Common Stock to the HI Members, as calculated on a fully-diluted basis assuming the exercise of all such stock options, totals 90,000,000 Shares of Common Stock representing 90% percent of the issued and outstanding of Common Stock on a fully-diluted basis.

The following persons and entities are now the owners of more than ten percent (10%) of the outstanding Common Stock, as calculated on a fully-diluted basis:

Name of Holder	Shares of Common Stock	Percentage Ownership

St. Michaels Ventures, LLC	22,526,316	25.03%
Michael T. Moe	22,526,316	25.03%
Pineville Partners I, LLC*	16,631,579	18.48%

_______________________

*John E. Parker maintains voting control and the majority economic ownership of Pineville Partners I, LLC

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The disclosures set forth in Item 5.01 above are incorporated by reference into this Item 5.02(a).

The business background description of the newly appointed officer and director is as follows:

Michael T. Moe

Executive Chairman of the Board

Michael T. Moe, 57, is a co-founder of HI Solutions and the Executive Chairman of the Board. Mr. Moe is currently the Chief Executive Officer and a Director of Class Acceleration Corp., a newly organized blank check company incorporated in Delaware whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities, focused on identifying a prospective target business in education technology. Since November 2010, Mr. Moe is the founder and CEO of GSV Asset Management (GSV), a growth focused investment platform based in Silicon Valley. Mr. Moe is an advisor to and on the Investment Committee of the GSV Ventures fund, a fund investing in the emerging education technology sector. GSV Ventures has invested in companies such as Coursera, Course Hero, Photomath, and Guild Education. He is also the co-founder of the ASU GSV Summit conference, a conference in the education sector. Prior to GSV, from June 2001 to September 2008, Mr. Moe was the co-founder and CEO of ThinkEquity Partners LLC, a growth focused investment firm. From 1998 to 2001, he was head of global growth research at Merrill Lynch and was voted to be on the Institutional All American Research Team and named “Best on the Street” by the Wall Street Journal. Mr. Moe is a board member at SharesPost, Whittle Schools, OzyMedia, BookClub.com, a board observer at Coursera and Class Dojo, an advisor to TAL Education Group and Arizona State University. Since 2020, Mr. Moe is also chairman of the Center for Education. Since April 2020, he is also the founder of GSV University and GSV MBA, an accredited graduate program for entrepreneurs. Mr. Moe is the author of two books, “Finding the Next Starbucks” and “The Global Silicon Valley Handbook”, and co-author of “The Mission Corporation”. Mr. Moe holds a B.A. in Political Science and Economics from the University of Minnesota. Mr. Moe also holds a Chartered Financial Analyst (CFA) designation. We believe that Mr. Moe is well qualified to serve as a director due to his extensive investment and advisory experience.

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John E. Parker

CEO, President and Director

John E. Parker, Esq, 57, is a co-founder of HI Solutions, and served as a member of the Board of Managers since January 2020 and President and Chief Executive Officer since September 30, 2020. Mr. Parker will continue in these capacities with the Company. Since 2008, Mr. Parker has been a Managing Member of GenCounsel, LLC, a business services platform that supported Mr. Parker’s legal and business advisory practice representing primarily technology growth companies where he also often performed senior management roles. Mr. Parker’s has principally focused on debt and equity capital transactions, mergers and acquisitions, technology licensing, business partnerships, governance, and strategic advisory services. During this period, Mr. Parker also served as President and a Director of Keystone NAP, LLC, a data center developer from 2013-2017, and as a Director of MAPay, LLC, a financial technology firm headquartered in the US and Bermuda focused on global healthcare payments since 2017. From 2000-2007, Mr. Parker served as an executive officer, including as President and General Counsel, of AirClic, Inc., an award-winning software-as-a-service firm during Mr. Parker’s tenure. Prior thereto, Mr. Parker was a corporate attorney from 1992 through 2000, principally with Morgan, Lewis and Bockius, LLP where he led many public and private securities offerings and mergers and acquisition transactions. Prior to becoming an attorney, Mr. Parker was a corporate banking officer with a large predecessor bank to Wells Fargo. We believe that Mr. Parker is well qualified to serve as our CEO and as a director based on his overall management and leadership track record with growth companies, experience in mergers and acquisitions and in building executive teams, financial background, and familiarity with the rules and regulations applicable to a public company.

Michael J. Newell

Executive Vice President of Strategy and Business Development

Michael J. Newell, 38, has served as the Executive Vice President of Strategy and Business Development of HI Solutions since November 2020 and will continue in that capacity with the Company.  From April 2019 until joining HI Solutions, Mr. Newell was a Director of Retail for Lutron Electronics, a premier lighting control and smart home company.  Mr. Newell was responsible for the retail strategy of the e-commerce division, primarily focused on expanding Lutron’s retail footprint through new partnerships and improved online branding.  Prior to joining Lutron, Mr. Newell was employed by Amazon.com from July 2014 through January 2018 in a variety of roles.  Most notably, he was a general manager over a number of business units within the Sports, Pets and Home Innovation categories. In these roles, Mr. Newell had full P&L responsibility, managed vendor relationships, and owned strategic vision for growth of the individual business units. Mr. Newell also served as a Sales Executive with Amazon Advertising from February 2018 to March 2019.  As a lead Sales Executive, he managed high priority relationships with top brands in the Consumer Electronics industry, helping them to improve their brand positioning through digital and traditional marketing initiatives.

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Anita Rehman

Director

Anita Rehman has been the Chief of Staff of Global Silicon Valley, and Chief Executive Officer of GSV Bootcamp since 2020. From 2017 through 2019, Ms. Rehman served as an independent investment professional, advising on strategy and conducting deal analysis and diligence for several groups, including Tophatter, a family office, and Vikasa, LLC, an advisory services and investment firm that deploys new technologies into India and other emerging markets where she was also a venture partner. In these roles, Ms. Rehman evaluated early to growth stage deals in the consumer technology, software and energy sectors; performed investment analysis including market analysis, competitive research, and financial analysis to determine whether to make investments in companies; and defined business operations processes and pricing strategy at a startup building a platform for influencers and niche brands. From 2013 through 2016, Ms. Rehman was the founder and Chief Executive Officer of Phiren, Inc., a San Francisco-based online retail brand serving the plus size women’s market. From 2008 through 2012, Ms. Rehman served as an investment professional for Vantage Point Capital Partners, an investment firm based in San Francisco that provided investment capital to growth stage companies in the consumer and enterprise technology and energy sectors. From 1995 through 2004, Ms. Rehman was employed by KPMG Consulting, most recently as a Senior Manager. We believe that Ms. Rehman is well qualified to serve as a director due to her extensive strategy and financial experience in the technology industry and overall management experience.

Related Party Transactions

There are no related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

This Current Report on Form 8-K will be supplemented by amendment to provide the required financial statements not later than 71 days after the date that this Current Report on Form 8-K was required to be filed.

(b)	Pro Forma Financial Information.

This Current Report on Form 8-K will be supplemented by amendment to provide the required pro forma financial information not later than 71 days after the date that this Current Report on Form 8-K was required to be filed.

(d) Exhibits.

Exhibit No.	Description
2.1	Form of Share Exchange Agreement, effective as of February 1, 2021, by and among RC-1, Inc., The Home Integrator Holdings LLC, and members of The Home Integrator Holdings, LLC*
2.2	Unit Exchange Agreement dated as of November 30, 2020 by and among The Home Integrator Holdings, LLC and the members of The Home Integrator of the Delaware Valley, LLC *

3.1	Certificate of Designations for Series A Preferred Stock.

_________________

* Filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RC-1, Inc.

Date: February 26, 2021	By:	/s/ John E. Parker
Name: John E. Parker Title: Chief Executive Officer

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